SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
 |X|     Preliminary proxy statement.      |_|   Confidential, for use of the
 |_|     Definitive proxy statement.             Commissioner only (as permitted
                                                 by Rule 14a-6(e)(2).
 |_|     Definitive additional materials.
 |_| _____ Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.


                Transamerica Occidental's Separate Account Fund B
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                       N/A
-----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)



Payment of Filing Fee (Check the appropriate box):

         |X| No fee required.

         |_| ____ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11. (1) Title of each class of securities to which transaction applies: N/A (2) Aggregate number of securities to which transaction applies: N/A (3) Per unit price or other underlying value of transaction computed pursuant to Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):N/A
                  (4) Proposed maximum aggregate value of transaction:  N/A
                  (5) Total fee paid:  $0

         |_| ___ Fee paid previously with preliminary materials.

|_| ______ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  (1) Amount Previously Paid:  N/A
                  (2) Form, Schedule or Registration Statement No.:  N/A
                  (3) Filing Party:  N/A
                  (4) Date Filed:  N/A

                                    FUND B OF
                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                             1150 SOUTH OLIVE STREET
                              LOS ANGELES, CA 90015

                                 1-877-717-8861


                  NOTICE OF SPECIAL MEETING OF CONTRACT OWNERS
                                 APRIL 17, 2002





To the Contract Owners of Fund B of Transamerica Occidental Life Insurance
Company:

Notice is hereby given that a Special Meeting of Contract Owners of Fund B of Transamerica Occidental Life Insurance Company (the "Fund") will be held on April 17, 2002, at 1150 South Olive Street, Los Angeles, CA 90015, beginning at
10.00 a.m., Pacific Time (the "Special Meeting"). At the Special Meeting, variable Contract Owners of the Fund, unless otherwise indicated below, will be called upon to consider the following proposals:

PROPOSAL NO. 1.   A proposal to elect new members of the Board of Managers of the Fund.


PROPOSAL NO. 2.   To conduct such other business as may properly come before the Special Meeting.

Contract Owners of record as of the close of business on January 18, 2002 are entitled to vote at the Special Meeting and any related follow-up meetings.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE THE ENCLOSED PROXY CARD OR VOTE USING THE INTERNET OR TELEPHONE OR BY FACSIMILE.

By Order of the Board of Managers of Fund B of Transamerica Occidental Life Insurance Company,

James H. Garrity
Gary U. Rolle
Peter J. Sodini
Jon C. Strauss

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF UNITS THAT YOU OWNED ON THE RECORD DATE. CONTRACT OWNERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR FOLLOW THE INSTRUCTIONS IN THE MATERIALS RELATING TO TELEPHONE, INTERNET OR FACSIMILE VOTING. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY CARD ARE SET FORTH ON THE INSIDER COVER OF THIS NOTICE. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.


INSTRUCTIONS FOR TELEPHONE VOTING

To vote your proxy by telephone, follow the four easy steps below. Or if you prefer, you may send back your signed proxy ballot in the postage paid envelope provided.

1.  Read the accompanying proxy information and ballot.

2. Identify the fourteen-digit "CONTROL NO." in the middle portion of your ballot on the left side. This control number is the key to casting your vote over the telephone.

3.  Dial 1-800-597-7836, available 24 hours a day.

4. Follow the simple recorded instructions.

INSTRUCTIONS FOR VOTING OVER THE INTERNET

To vote your proxy via the Internet, follow the four easy steps below.

1.  Read the accompanying proxy information and ballot.

2.  Access https://vote.proxy-direct.com

3. Enter the fourteen-digit "CONTROL NO." from the upper left corner of your proxy card.

4.  Follow the simple online instructions.

INSTRUCTIONS FOR VOTING BY FACSIMILE

To vote your proxy by facsimile, simply fax your executed proxy toll free to 1-888-796-9932.





            FUND B OF TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY


                       SPECIAL MEETING OF CONTRACT OWNERS
                                 APRIL 17, 2002


                     PROXY STATEMENT DATED FEBRUARY 15, 2002




This Proxy Statement ("Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Managers of Fund B (the "Fund") of Transamerica Occidental Life Insurance Company ("Transamerica Occidental"), a mutual fund consisting of one investment portfolio of the Fund, for use at a Special Meeting of Shareholders of the Fund to be held on April 17, 2002, at 1150 South Olive Street, Los Angeles, CA 90015, and any adjournments thereof (collectively, the "Special Meeting"). A notice of the Special Meeting and a proxy card accompany this Proxy Statement. This Proxy Statement and the accompanying Notice of Special Meeting and proxy card(s) are first being mailed to shareholders on or about February 15, 2002. In addition to solicitations of proxies by mail, beginning on or about March 1, 2002, proxy solicitations may also be made by telephone, e-mail or personal interviews conducted by officers of the Fund; regular employees of AEGON/Transamerica Fund Advisers, Inc., the Fund's manager (the "Investment Manager"); or other representatives of the Fund. The Fund has retained ALAMO Direct as the Fund's proxy solicitor for the Special Meeting of Shareholders. The costs of solicitation and the expenses incurred in connection with preparing this Proxy Statement and its enclosures will be borne by the Investment Manager or its affiliate. The Fund's most recent annual report is available upon request without charge by writing the Fund at 1150 South Olive Street, Los Angeles, CA 90015, or by calling 1-877-717-8861.

Owners of certain variable annuity contracts issued by Transamerica Occidental, together with Transamerica Occidental, are the owners of all of the Units of the Fund ("Contract Owners"), and as such have the right to vote upon certain matters that are required by the Investment Company Act of 1940, as amended (the "1940 Act"), to be approved or ratified by the holders of such Units (hereinafter, the "shareholders") and to vote upon any other matter that may be voted upon at a shareholders' meeting.

Proxies will vote the Units of the Fund at the Special Meeting on April 17, 2002, and any adjournment thereof. The Fund will mail to each shareholder of record as of January 18, 2002, a copy of this proxy statement. The number of Units for which a Contract Owner may give instructions is determined as follows; the number of Units of the Fund (and corresponding votes) allotted to a Contract will be calculated by dividing the amount of the Contract's value attributable to the Fund by $100.

Units in Contracts for which no timely instructions are received will be voted in proportion to the instructions that are received from the Contract Owners. Transamerica Occidental will also vote any Units that it owns and that are not attributable to Contracts in the same proportion as determined for Contract Owners. Each full Unit is entitled to one vote, and any fractional Unit is entitled to a fractional vote.

If the enclosed proxy is properly executed and returned in time to be voted at the Special Meeting, the Units represented by the proxy will be voted in accordance with the instructions marked therein. Unless instructions to the contrary are marked on the proxy, it will be voted FOR the matters listed in the accompanying Notice of Special Meeting of shareholders. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise, either by attending the Special Meeting and voting his or her Units in person, or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Special Meeting.

A quorum constituting a majority of the Units outstanding on January 18, 2002, represented in person or by proxy, of the Fund must be present for the transaction of business at the Special Meeting. If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve each proposal are not received, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those Units represented at the Special Meeting in person or by proxy. A shareholder vote may be taken on the proposal in this Proxy Statement if sufficient votes have been received for approval.

The Board of Managers has fixed the close of business on January 18, 2002, as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Special Meeting. The number of Units outstanding on the Record Date is set forth below.

As of the Record Date, the Fund had approximately 2,928,672.20 Units outstanding, representing a market value of $89,756,067.01, of which 791,215.246 are owned by Contract Owners, and 2,137,456.954 are owned by Transamerica Occidental.

Appendix 1 sets forth the shareholders entitled to cast 5% or more of the Fund's votes. ___ To the best of the Fund's knowledge, as of the Record Date, no shareholder was entitled to cast 5% or more of the Fund's votes, except as stated in Appendix 1. Transamerica Occidental holds in excess of 25% of the Fund's outstanding Units and, accordingly, is deemed to be a "controlling" person of the Fund as that term is defined in Section 2(a)(9) of the 1940 Act.
___ Transamerica Occidental intends to vote the Units representing its investment in the Fund in proportion to the voting instructions received with respect to Units of the Fund owned by the Contract Owners.

As of the Record Date, the officers and the Managers of the Fund as a group beneficially owned less than 1% of the Units.

In order that your Units may be represented at the Special Meeting, you are requested to:

         --  indicate your instructions on the enclosed proxy card;

         --  date and sign the proxy card;

         -- mail the proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States; and

         -- allow sufficient time for the proxy card to be received on or before 5 p.m., Pacific Time, April 15, 2002.

Proxy materials will be mailed to shareholders of record on or about February 15, 2002.

You may also vote by telephone, via the Internet or by facsimile. Instructions for voting by telephone, via the Internet or by facsimile appear immediately after the Notice of Special Meeting at the front of this proxy statement.

INTRODUCTION

The Board of Managers of the Fund (the "Board") called this Special Meeting to allow shareholders to consider and vote on the election of new Managers to the Board of the Fund. Please read the entire proxy statement and the attached exhibit to determine how this proposal will affect the Fund before casting your vote.

THE PROPOSAL:  ELECTION OF A NEW BOARD OF MANAGERS

The Fund is not required to hold annual meetings of Contract Owners for the election of Managers. Shareholders are asked to consider the election of nine new Managers to the Fund at the Special Meeting pursuant to the Fund's Bylaws, which permit the election of Managers at any meeting required to be held.

At a meeting held on December 7, 2001 (the "Board Meeting"), the current Managers, Dr. James H. Garrity, Jon C. Strauss, Gary U. Rolle, and Peter J. Sodini (the "Current Managers"), including the Disinterested Current Managers, unanimously nominated for election to the Board: Peter R. Brown, Charles C. Harris, Russell A. Kimball, Jr., John R. Kenney, Patrick S. Baird, Janice B.
Case,  Leo J.  Hill,  William W.  Short,  Jr.  and  Daniel  Calabria.  The Board
determined  that  it  would  be in  the  best  interest  of  the  Fund  and  its shareholders to rationalize governance of the funds within the AEGON fund complex, and noted that the nominees currently serve as directors for other funds in the complex. As part of the rationalization, the Board (including the Disinterested Current Managers) unanimously approved the assumption of the investment advisory agreement between the Fund and Transamerica Investment Management, LLC ("TIM"), its investment adviser, by AEGON/Transamerica Fund Advisers, Inc. ("ATFA") at the Board Meeting. This approval is in connection with the restructuring of investment advisory responsibilities within the fund complex that occurred on December 31, 2001. ATFA also serves as the investment adviser to the AEGON/Transamerica Series Fund, Inc., an affiliate of the Fund. As part of the assumption by ATFA, TIM will serve as a sub-adviser to the Fund pursuant to a sub-advisory agreement with ATFA, replacing Transamerica Investment Services, Inc. ("TIS"), as the Fund's sub-adviser.

Consequently, subsequent to the election of the nominees for Manager by the shareholders, each of the Current Managers intends to tender his resignation, and, thus, will no longer act as a Manager to the Fund.

Each Manager is to be elected to serve until reaching the designated retirement age or until a successor is duly elected and qualified. Following the Special Meeting, the Fund does not contemplate holding regular meetings of Contract Owners to elect Managers or otherwise. Each of the nominees named has agreed to serve as a Manager if elected. However, should any nominee become unable or unwilling to accept nomination or election, the proxies will be voted for one or more substitute nominees designated by the Board of Managers.

The following sets forth the names, ages, principal occupations, and other information respecting the nominees:


The following sets forth the names, ages, principal occupations, and other information respecting the nominees:





------------------------------------- -------------------- ---------------- ---------------------------------- ---------------------
            NAME AND AGE               POSITION(S) HELD    TERM OF OFFICE        PRINCIPAL OCCUPATION OR       NUMBER OF PORTFOLIOS
                                           WITH FUND        AND LENGTH OF    EMPLOYMENT IN THE PAST 5 YEARS      IN FUND COMPLEX
                                                             TIME SERVED                                         OVERSEEN BY
                                                                                                            DIRECTOR OR NOMIMEE FOR
                                                                                                                         DIRECTOR
------------------------------------- -------------------- ---------------- ---------------------------------- ---------------------
------------------------------------- -------------------- ---------------- ---------------------------------- ---------------------
PETER R. BROWN                         Nominee, Manager       N/A           Vice Chairman, AEGON/                All portfolios of
11180 6th Street East                                                       Transamerica Series Fund, Inc.              ATSF (34)
Treasure Island, Florida 33708                                              ("ATSF") (1986 - present);          All series of IDEX
(DOB 5/10/28)                                                               Chairman of the Board, Peter           Mutual Funds (31)
                                                                            Brown Construction Company
                                                                            (construction contractors and
                                                                            engineers), Largo, Florida (1963
                                                                            - 2000); Vice Chairman and
                                                                            Trustee, IDEX Mutual Funds, Rear
                                                                            Admiral (Ret.) U.S. Navy
                                                                            Reserve, Civil Engineer Corps.
------------------------------------- -------------------- ---------------- ---------------------------------- ---------------------
------------------------------------- -------------------- ---------------- ---------------------------------- ---------------------
CHARLES C. HARRIS                      Nominee, Manager          N/A        Director, ATSF (1986 - present);     All portfolios of
2840 West Bay Drive #215                                                    Trustee, IDEX Mutual Funds          ATSF (34)
Belleair Bluffs, Florida 33770                                              (March 1994 - present).             All series of
(DOB 7/15/30)                                                                                                IDEX Mutual Funds (31)

------------------------------------- -------------------- ---------------- ---------------------------------- ---------------------
------------------------------------- -------------------- ---------------- ---------------------------------- ---------------------
RUSSELL A. KIMBALL, JR.                Nominee, Manager       N/A           Director, ATSF (1986 - present);     All portfolios of
1160 Gulf Boulevard                                                         General Manager, Sheraton Sand              ATSF (34)
Clearwater Beach, Florida 34630                                             Key Resort (resort hotel),          All series of
(DOB 8/17/44)                                                               Clearwater, Florida (1975 -       IDEX Mutual Funds (31)
                                                                            present).
------------------------------------- -------------------- ---------------- ---------------------------------- ---------------------
------------------------------------- -------------------- ---------------- ---------------------------------- ---------------------
PATRICK S. BAIRD (1)                   Nominee, Manager      N/A     President (June 2000 - present)     All portfolios of ATSF (34)
4333 Edgewood Road NE                                                and Director (December 1999 -
Cedar Rapids, Iowa 52499                                             present), ATSF; Director (March     All series of IDEX Mutual
(DOB 1/19/54)                                                        1991 - December 1999), Western              Funds (31)

                                                                     Reserve Live  Assurance  Co. of Ohio;  President and Trustee
                                                                     (November,  1999 - present),  IDEX Mutual  Funds;  Executive
                                                                      Vice President (February 1995 - present) and Chief Operating
                                                                      Officer (February 1996 - present), AEGON USA, Inc.; Director
                                                                      (December 1991 - present),  Chief  Operating  Officer (April
                                                                      1996 - present)  and Senior  Vice  President  (April  1995 -
                                                                      present),  PFL Life  Insurance Co.;  President  (July 1996 -
                                                                      present) and CFO (May 1992 - present), AUSA Holding Co.




------------------------------------- -------------------- ---------------- ---------------------------------- ---------------------
------------------------------------- -------------------- ---------------- ---------------------------------- ---------------------
JOHN R. KENNEY (1)                     Nominee, Manager        N/A          Chairman (1986 - present) and        All portfolios of
P.O. Box 5068                                                               President (March 1993 - June        ATSF (34)
Clearwater, Florida 34618                                                   2000), ATSF; Chairman, Director     All series of
(DOB 2/8/38)                                                                and Co-CEO of Great Companies,    IDEX Mutual Funds (31)
                                                               L.L.C.;  Chairman  (August 1987 - present),  Chief Executive
                                                            Officer (April 1982 - present),  President  (December 1978 -
                                                            December 1999) and Director  (July 1973 - present),  Western
                                                            Reserve Life  Assurance  Co. of Ohio;  Chairman  (September,
                                                            1996 - present) and President  (September,  1997 - present),
                                                            AEGON/Transamerica   Fund  Advisers,   Inc.;   Chairman  and
                                                            Director   (September,   1996  -  present)   and   President
                                                            (September   1997  -   present),   AEGON/Transamerica   Fund
                                                            Services,  Inc.;  Director  (December 1990 - present),  IDEX
                                                            Management, Inc.; Trustee, Chairman and CEO (September, 1996
                                                            -  present),   IDEX  Mutual  Funds;  Chairman  (May  1988  -
                                                            present),  IDEX Investor Services,  Inc.; Director (December
                                                            1990 - present) IDEX Management, Inc.


------------------------------------- -------------------- ---------------- ---------------------------------- ---------------------
------------------------------------- -------------------- ---------------- ---------------------------------- ---------------------
DANIEL CALABRIA                            Nominee,               N/A       Currently retired; Director          All portfolios of
7068 S. Shore Drive South                   Manager                         (June 2001 - present), ATSF;        ATSF (34)
South Pasadena, Florida 33707                                               Trustee (1996 - present), IDEX      All series of
(DOB 3/05/36)                                                               Mutual Funds; Trustee (1993 -     IDEX Mutual Funds (31)
                                                                            present) and President (1993 -
                                                                            1995) of the Florida Tax Free
                                                                            Funds; President and Director
                                                                            (1995) of Sun Chiropractic
                                                                            Clinics, Inc.; Executive Vice
                                                                            President (1993 - 1995) of
                                                                            William R. Hough & Co.
------------------------------------- -------------------- ---------------- ---------------------------------- ---------------------
------------------------------------- -------------------- ---------------- ---------------------------------- ---------------------
WILLIAM W. SHORT, JR.                  Nominee, Manager       N/A           Director (September 2000 -           All portfolios of
12420 73rd Court North                                                      present), ATSF; Trustee, IDEX               ATSF (34)
Largo, Florida  33773-3046                                                  Mutual Funds; President and         All series of IDEX
(DOB 2/25/36)                                                               majority shareholder of Shorts,        Mutual Funds (31)
                                                                            Inc.; Chairman of S.A.C. Apparel
                                                                            Corp., Southern Apparel Corp.
                                                                            and S.A.C. General Distributors,
                                                                            Inc.
------------------------------------- -------------------- ---------------- ---------------------------------- ---------------------
------------------------------------- -------------------- ---------------- ---------------------------------- ---------------------
JANICE B. CASE                         Nominee, Manager        N/A          Director (2001- present), ATSF;      All portfolios of
205 Palm Island NW                                                          Senior Vice President (1996 -               ATSF (34)
Clearwater, Florida 33767                                                   2000), Vice President (1990 -       All series of IDEX
(DOB 9/27/52)                                                               1996) and Director of Customer         Mutual Funds (31)
                                                                            Service & Marketing (1987-1990),
                                                                            Florida Power Corp.
------------------------------------- -------------------- ---------------- ---------------------------------- ---------------------
------------------------------------- -------------------- ---------------- ---------------------------------- ---------------------
LEO J. HILL                            Nominee, Manager          N/A        Director (2001 - present), ATSF;     All portfolios of
9254 Silverthorn Road                                                       Dealer Candidate (August 1999 -     ATSF (34)
Largo, Florida 33777                                                        present), University Ford,          All series of IDEX
(DOB 3/27/56)                                                               Athens Georgia; Market President    Mutual  Funds (31)

                                                                        (1997 - 1998),  NationsBank;  President & CEO (1994 - 1997),
                                                                        Barnett    Bank   of   the    Treasure    Coast,    Florida.

(1) SUCH MANAGER IS AN "INTERESTED PERSON" OF THE FUND AS DEFINED IN THE 1940 ACT AND AN AFFILIATED PERSON OF TRANSAMERICA OCCIDENTAL LIFE INSURACE COMPANY, AND DID NOT RECEIVE COMPENSATION DIRECTLY FROM THE FUND. SUCH MANAGER WILL ALSO BE AN AFFILIATED PERSON OF AEGON/TRANSAMERICA FUND ADVISERS, INC.

The Audit Committee

Assuming shareholder approval of the proposed slate of nominees for Manager, the Board's Audit Committee will be composed of Messrs. Brown, Kimball, Harris and Short. The functions performed by the Audit Committee include: 1) the recommendation of the independent public accountants for the Fund to be selected by the Board; 2) the review of the scope and results of audit services; 3) the review of the adequacy of internal accounting and financial controls; 4) the review of material changes in accounting principals and practices; and 5) other matters when requested from time to time by the Board of Managers.

The current Audit Committee has reviewed and discussed with the Fund's management the audited financial statements of the Fund for the calendar year ended December 31, 2001. The Audit Committee has also discussed with Ernst & Young LLP, the Fund's independent public accountants, all matters required to be discussed by the Statement on Auditing Standards No. 61. The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP, which are required by Independence Standards Board Standard No. 1, and has discussed with Ernst & Young LLP its independence.

Based on the review and discussions noted above, and consistent with the roles and responsibilities referred to above and in the Committee's Charter, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

The Board has selected Ernst & Young LLP to audit the accounts of the Fund for the year ending December 31, 2001. Ernst & Young LLP has advised the Fund that neither the firm nor any of its members or associates has any direct or indirect financial interest in the Fund or any of its affiliates other than as auditors. Representatives of Ernst & Young LLP are expected to be present at the Special Meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.



The Nominating Committee

The Disinterested Current Managers unanimously nominated the current slate of nominees.

Each Disinterested Current Manager currently receives a total annual retainer fee of $500, plus $250 and incidental expenses for each regular meeting attended, and $250 for each special meeting attended.

During 2001, the nominees received no compensation from the Fund. During 2001, the Disinterested Current Managers received the following compensation from Transamerica Investment Management, LLC:

Name of Person, Position            Compensation for the Year Ended
                                            December 31, 2001
James H. Garrity
Board Manager                               $1,750

Peter J. Sodini
Board Manager                               $1,750

Jon C. Strauss
Board Manager                               $1,750

Disinterested Managers will be permitted to participate in a non-qualified deferred compensation plan. Under this plan, compensation may be deferred that would otherwise be payable by the Fund and by certain other entities, including AEGON/Transamerica Series Fund, Inc. and IDEX Mutual Funds. Compensation may be deferred on a current basis for services rendered as a Manager.

SHAREHOLDER APPROVAL

The election of each nominee requires an affirmative vote of a majority of outstanding voting Units entitled to vote present at the Special Meeting in person or by proxy. Shareholders of the Fund will vote together as a single class on the election of nominees for the Fund.

THE BOARD OF MANAGERS OF THE FUND RECOMMENDS A VOTE "FOR APPROVAL" OF THE ELECTION OF THE FUND'S MANAGERS.

Audit Fees

The Fund paid Ernst & Young LLP no fees for the audit of the Fund's annual financial statements for the year ended December 31, 2001.

Financial Information Systems Design and Implementation Fees

Ernst & Young LLP did not render any financial information systems design and implementation services to the Company, Transamerica Investment Management, LLC, or the Investment Manager during 2001.

All Other Fees

For the year ended 2001, the Fund paid no fees to Ernst & Young LLP for any other services, including tax consultation and return review. Ernst & Young LLP billed the Adviser $9,600 in fees for tax services during the 2001 calendar year. The Audit Committee has considered whether the provision of these other services is compatible with maintaining Ernst & Young LLP's independence.

Investment Adviser and Principal Underwriter

AEGON/Transamerica Fund Advisers, Inc. is located at 570 Carillon Parkway, St. Petersburg, FL 33716. Transamerica Investment Management LLC, is located at 1150 South Olive Street, Los Angeles, CA 90015. Transamerica Financial Resources, Inc., the Fund's principal underwriter, is located at 1150 South Olive Street, Los Angeles, CA 90015.

                              SHAREHOLDER PROPOSALS

As a general matter, the Fund does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Fund at 1150 South Olive Street, Los Angeles, CA 90015.

                                  OTHER MATTERS

Management knows of no business to be presented to the Special Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

                                  ANNUAL REPORT

A copy of the Fund's Annual Report may be obtained without charge by writing to the Fund at the address above first written, or by calling the Fund at 1-877-717-8861.

                       By Order of the Board of Managers,




                          ----------------------------
            Fund B of Transamerica Occidental Life Insurance Company
                             Los Angeles, California

                                   APPENDIX 1

                  CONTRACT OWNERS* ENTITLED TO CAST 5% OR MORE
                                  OF FUND VOTES



Name and Address of Contract Owner                   Number of Votes  % Of Fund

Transamerica Occidental Life Insurance Company       2,137,456.954        72.98
1150 South Olive Street
Los Angeles, CA  90015





* As used in this Proxy Statement, "Contract Owners" includes Transamerica Occidental Life Insurance Company with respect to its investment in the Fund.

           TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B ("FUND")

The undersigned hereby instructs Transamerica Occidental Life Insurance Company to vote, as designated below, all shares of the above Fund, that the undersigned is entitled to provide instructions for at the Special Meeting of Shareholders to be held April 17, 2002 at 10:00 a.m., at 1150 South Olive Street, Los Angeles, CA 90015, and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Meeting and Prospectus/Proxy Statement dated February 15, 2002, receipt of which is hereby acknowledged:

  VOTE VIA THE INTERNET:             https://vote.proxy-direct.com
                                     -----------------------------
  VOTE VIA THE TELEPHONE:            1-800-597-7836
  VOTE VIA FACSIMILE:                1-888-796-9932
OR:

          Please mark boxes in blue or black ink.

1.       To elect new members of the Board of Managers of the Fund as follows:


                             FOR        AGAINST          ABSTAIN

John R. Kenney                |_|          |_|              |_|
Peter R. Brown                |_|          |_|              |_|
Charles C. Harris             |_|          |_|              |_|
Russell A. Kimball, Jr.       |_|          |_|              |_|
Patrick S. Baird              |_|          |_|              |_|
William W. Short, Jr.         |_|          |_|              |_|
Daniel Calabria               |_|          |_|              |_|
Janice B. Case                |_|          |_|              |_|
Leo J. Hill                   |_|          |_|              |_|



In their discretion of Transamerica Occidental Life Insurance Company, on behalf of the Fund, to transact such other business as may properly come before the meeting and any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF MANAGERS AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

                                  Dated: , 2002


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                                  Signature(s)

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                                  Signature(s)

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.